UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2024
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue,	42nd Floor,	New York,	NY	10167
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2024, Ares Commercial Real Estate Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Second Amendment (the “Second Amendment”) to the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Incentive Plan”). The Second Amendment amends the Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 2,525,000 shares. The material terms of the Second Amendment and of the Incentive Plan as amended thereby are summarized on pages 13 through 16 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2024.

The description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote Security Holders.

A quorum was present at the Annual Meeting and the Company’s stockholders: (i) elected the three Class III directors named below; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and (iv) approved the Second Amendment to Company’s Amended and Restated 2012 Equity Incentive Plan. The final voting results from the Annual Meeting were as follows:

(1) A proposal to elect three Class III directors to serve until the Company’s 2027 annual meeting of stockholders, and until their successors have been duly elected and qualify.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Rand S. April	15,605,948	7,668,545	16,961,667
Bryan P. Donohoe	21,938,381	1,336,112	16,961,667
James E. Skinner	21,809,492	1,465,001	16,961,667

(2) A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
39,361,590	663,208	211,362

(3) A proposal for the non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
20,811,669	2,091,327	371,497	16,961,667

(4) A proposal to approve the Second Amendment to the Company’s Amended and Restated 2012 Equity Incentive Plan.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
20,365,569	2,608,289	300,635	16,961,667

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1
Second Amendment to Ares Commercial Real Estate Corporation Amended and Restated Equity Incentive Plan (incorporated by reference to Exhibit A to the Ares Commercial Real Estate Corporation definitive proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders filed on April 4, 2024).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date:	May 29, 2024		/s/ Anton Feingold
		Name:	Anton Feingold
		Title:	General Counsel, Vice President and Secretary

4